SMITH BARNEY
INTERNATIONAL LARGE
CAP FUND

ANNUAL REPORT | DECEMBER 31, 2002

N OT  F D I C  I N S U R E D  •  N OT  BA N K  G U A R A N T E E D  •  M A Y  L O S E  V A L U E

Annual Report • December 31, 2002

SMITH BARNEY INTERNATIONAL
LARGE CAP FUND

FUND OBJECTIVE

The Fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

FUND FACTS

FUND INCEPTION
March 1, 1991

	CLASS A	CLASS B	CLASS L

NASDAQ	CFIPX	SILCX	SILLX

Inception	3/1/91	1/4/99	9/22/00

Average Annual Total Returns as of December 31, 2002 (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class L

One-Year	(13.77)%	(14.35)%	(14.33)%

Five-Year	(4.02)%	—	—

Ten-Year	1.77%	—	—

Since Inception†	1.51%	(9.96)%	(19.14)%

	With Sales Charges(2)

	Class A	Class B	Class L

One-Year	(18.08)%	(18.64)%	(16.04)%

Five-Year	(5.00)%	—	—

Ten-Year	1.25%	—	—

Since Inception†	1.07%	(10.34)%	(19.49)%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and L shares.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. in addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	Inception dates for Class A, B and L shares are March 1, 1991, January 4, 1999 and September 22, 2000, respectively.

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What’s Inside
Letter From the Chairman	1
Letter From the Manager	2
Fund at a Glance	5
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Accountants	19
Additional Information	20

Your Serious Money Professionally Managed SM

Investment Products: Not FDIC Insured • Not Bank Guaranteed • May Lose Value

L E T T E R  F R O M  T H E  C H A I R M A N

Dear Shareholder,
Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney International Large Cap Fund (“Fund”), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.’s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders’ needs as the firm’s top priority. I look forward to keeping you informed about the investment perspectives of the Fund’s manager.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney, and I managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management’s college savings programs with the States of Illinois and Colorado.

R. JAY GERKEN
Chairman, President and
Chief Executive Officer

Enclosed herein is the annual report for the Fund for the fiscal year ended December 31, 2002. In this report, the Fund’s day-to-day management team summarizes what it believes to be the period’s prevailing economic and market conditions and outlines the Fund’s investment strategy.A detailed summary of the Fund’s performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

R. Jay Gerken
Chairman, President and
Chief Executive Officer

1 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

L E T T E R  F R O M  T H E  M A N A G E R

Special Shareholder Notice
Effective January 21, 2003, the manager has delegated the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management, Ltd., as subadviser. The manager continues to oversee the Fund’s operations. Subject to the oversight of the manager, the subadviser selects the Fund’s investments. A team of individuals employed by the subadviser manages the day-to-day operations of the Fund.

Performance Update
For the year ended December 31, 2002, the Fund’s Class A shares returned negative 13.77% without sales charges.The Fund outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”),1 which returned negative 15.94% for the same period.

Portfolio Manager Market Overview
The global economic upturn, which provided optimism mid-year, hit a plateau in many countries. Global policymakers recognize the challenge of providing supportive economic conditions and have responded with policies of low short-term interest rates, especially in the United States. However, corporate profits, which depend on global growth, have disappointed across a broad swath of industries compared to expectations held earlier this year. Capital spending has yet to provide the economic lift that some hoped for at this stage in the recovery.

Key factors affecting the non-U.S. equity markets in 2002 included:

  The accounting frauds, which were concentrated in the U.S., but cast a negative trend over all equity markets.
  The trading value of the new European currency, the euro,2 which began to move toward parity with the U.S. dollar.
  Energy prices rose sharply in 2002 and provided strong headwinds to the nascent global economic recovery.While prices have begun to decline in recent weeks, the potential for a military-induced, oil-production disruption must be kept in mind.
  The default of the Argentine government and collapse of that economy along with the election of leftist leadership in Brazil has called into question the value of the Latin operations of many multinational corporations.

Portfolio Manager Fund Overview
Throughout 2002, we sought to identify superior stocks based on the insights of our fundamental research team.We tilted the Fund toward these insights, while at the same time employing some risk controls we believed could protect the Fund from larger performance swings due to country, sector or industry effects that had the potential to dominate our stock selections. As a result of our analysts’ work, the Fund was more defensively positioned during much of the year.

The Fund’s relative performance benefited from its underweighted position in the utilities sector. On the other hand, the Fund’s performance was hurt by its overweighted positions in the consumer staples, healthcare, information technology and media sectors.The Fund’s relative performance also suffered because of missed opportunities in the consumer discretionary sector, where higher-risk stocks performed relatively well.

1	The MSCI Europe, Australasia and Far East Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
2	The euro is the single European currency unit referred to in European Council Regulation (EC) No. 974/98 of 3 May 1998.

2 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

On the country level, the Fund’s overweighted position in French, Japanese and Italian stocks helped performance, but the Fund was negatively affected by greater than average exposure to stocks in the United Kingdom and the Netherlands, as well as by maintaining underweighted positions in Germany, Sweden and Switzerland.

As for our security selection strategy, investments in a number of fundamentally strong companies added value to the Fund’s performance relative to its benchmark. Strong performers included telecommunications company Vodafone, banks BBVA and BNP Paribas (which were in the news because of the Credit Lyonnais/Credit Agricole merger), French steel producer Arcelor and, in the technology sector, Philips and SAP. In addition, the Fund’s performance benefited from its relatively light exposure to certain industry groups. For example, avoidance of certain Japanese financial companies—particularly Sumitomo Mitsui, Mitsubishi Tokyo and Mizuho Holdings—helped protect the Fund from their relatively poor performances.

Of course, some of our investment decisions detracted from the Fund’s performance. Relatively heavy exposure to traditionally defensive companies, such as Diageo, Hanson and Tesco in the U.K., detracted from performance, as did Japanese stocks Seven-Eleven Japan, Murata Manufacturing, Promise Corporation and Honda. In addition, the Fund did not own several large-cap stocks that performed well during 2002, including Nokia, Ericsson and France Telecom. However, we added Nokia to the Fund later in the year on expectations for further gains.

As of year-end 2002, the Fund remained more defensively positioned and included slightly overweighted positions in the health care, industrials and consumer staples sectors. Underweighted sectors included the consumer discretionary, financials and energy areas. From a regional perspective, the Fund held a lower percentage of European stocks than its benchmark, even though it held overweighted positions in France and the U.K. However, the Fund maintained a slightly overweighted position in the Pacific Rim, particularly Japan. Finally, as of December 31, 2002, the Fund’s “beta,” which is a measure of sensitivity to market fluctuations, was 0.98, making the Fund about as volatile as the overall market.

Portfolio Manager Market and Fund Outlook
We believe that overall valuations in the global stock markets have weakened recently because of relatively strong equity market performance.We are seeing a phenomenon called “deflationary decoupling,” in which equity and fixed-income markets move in opposite directions. In addition, we have seen evidence that corporate earnings are approaching a bottom, with the U.S. leading the rest of the world. As a result, in our view, 2003 should bring near-consensus earnings growth, except for lower growth in Japan. Our outlook is also negative with respect to earnings revisions in the U.K. and Japan.

In our opinion, valuations in Europe are more attractive than in the U.S. and Japan, primarily because a relatively weak economic outlook is already reflected in current valuations and prices.While earnings-estimate revisions have continued to fall for European companies, we have seen early signs that this trend may be abating, and we expect upgrades in the telecommunications and information technology sectors. Other positive signs include the likelihood of further, stimulative rate cuts by the European Central Bank and increasing merger activity. Potential risks in Europe for 2003, in our view, include the possibility of bad-debt recognition by U.K. banks.

In Asia, we believe that the Singapore stock market is relatively attractive, while the Australian equity market appears to be fairly valued. From our perspective, Japan remains the least attractive of the G4 nations. However, earnings forecasts appear to be holding up well, and the pace of downgrades evidently has slowed. Japanese stocks may also benefit in 2003 from massive share buyback plans, which are partially funded by reduced capital expenditures. On the other hand, risks in Japan include the potential nationalization of the banking system and the lack of a strong catalyst to realize valuations.

3 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

From a sector standpoint, we believe that relatively attractive areas include the consumer staples and health care sectors.We are less optimistic regarding the information technology and telecommunications sectors.While we may see a cyclical earnings rebound from current low levels in the information technology and telecommunications sectors, our long-term, secular outlook remains titled toward relative weakness.

Thank you for your investment in the Smith Barney International Large Cap Fund.We look forward to continuing to help you meet your investment objectives.

Sincerely,

International Large Cap Equity Team

January 15, 2003

The information provided in this commentary by the portfolio management team represents the opinion of the portfolio management team and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio management team and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund’s assets in various sectors will remain the same. Please refer to pages 6 through 7 for a list and percentage breakdown of the Fund’s holdings.Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio management team’s views are as of December 31, 2002 and are subject to change.

4 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Smith Barney International Large Cap Fund at a Glance (unaudited)

Growth of $10,000 Invested in shares of the
Smith Barney International Large Cap Fund Class A vs. Benchmark

Growth of a $10,000 Investment
A $10,000 investment in the Fund’s Class A shares made on December 31, 1992 would have grown to $11,327 with sales charge as of 12/31/02. The graph shows how the performance of the Fund compares to its benchmark over the same period.

The graph includes the initial sales charge on the Fund’s Class A shares and assumes all dividends and distributions from the Fund are reinvested at net asset value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund’s share price and investment return will fluctuate, so that the value of an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures “with sales charge” are provided in accordance with SEC guidelines for comparative purposes for prospective investors, and reflect voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund’s returns would have been lower. The maximum sales charge of 5.00% went into effect on January 4, 1999. Investors may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart.

† The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australia and the Far East.

		Top Ten Equity Holdings*

	1.	Vodafone	4.21%

	2.	Toyota Motor Corp	3.39

	3.	BNP Paribas	3.39

	4.	Banco Bilbao Vizcaya Argentaria, SA	3.03

	5.	Sanofi-Synthelabo	2.87

	6.	ENI	2.87

	7.	BP Amoco PLC	2.83

	8.	Nestle SA	2.82

	9.	Lloyds TSB Group	2.80

	10.	Arcelor	2.62

*	As a percentage of total investments. All figures are as of 12/31/02 and subject to

Portfolio Breakdown*

5 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Portfolio of Investments	December 31, 2002

SHARES	SECURITY	INDUSTRY	VALUE

COMMON STOCKS — 100.0%
Australia — 1.7%
31,875	Australia & New Zealand Bank	Banks	$311,218

Denmark — 1.6%
10,039	Novo Nordisk AS	Pharmaceuticals	289,798

Finland — 0.7%
8,025	Nokia AB	Communications Equipment	124,304

France — 16.1%
39,035	Arcelor*	Metals & Mining	479,770
8,621	AXA	Insurance	115,632
15,222	BNP Paribas	Banks	619,855
2,444	Carrefour	Food & Drug Retailing	108,749
7,764	Lagardere S.C.A.	Media	315,181
2,125	Renault	Automobiles	99,792
8,612	Sanofi-Synthelabo	Pharmaceuticals	526,079
3,895	Suez	Utilities	67,561
2,674	TotalFinaElf	Oil and Gas	381,655
10,246	Vivendi Environnement	Utilities	238,753

			2,953,027

Germany — 2.8%
5,938	DaimlerChrysler AG	Automobiles	182,768
2,143	Deutsche Bank AG	Banks	98,659
2,941	SAP AG	Software	232,921

			514,348

Hong Kong — 0.8%
40,000	Esprit Holdings Ltd.	Specialty Retail	67,192
13,000	Sun Hung Kai Properties Ltd.	Real Estate	76,848

			144,040

Italy — 5.0%
33,033	ENI	Oil & Gas	524,822
99,395	Unicredito Italiano	Banks	397,137

			921,959

Japan — 24.6%
4,100	Advantest	Semiconductor Equipment & Products	183,665
2,600	AEON Co., Ltd.	Multiline Retail	61,519
8,000	Canon Inc.	Office Electronics	301,112
35,000	Chiba Bank	Banks	111,401
16,600	Denso Corp.	Auto Components	272,147
5,000	Fuji Photo Film Co.	Leisure Equipment & Products	162,934
9,900	Honda Motor Co.	Automobiles	365,957
2,000	Hoya Corp.	Electronic Equipment & Instruments	139,946
12,000	Matsushita Electric Works Information
	Systems Co., Ltd.	Electrical Equipment	74,166
30,000	Mitsui Sumitomo Insurance Co.	Insurance	137,925
66	NTT Corp Communication	Diversified Telecommunication Services	239,525
5,700	Promise Co.	Diversified Financials	203,023
7,000	Seven Eleven Japan	Food & Drug Retailing	213,372
11,000	Shionogi & Co.	Pharmaceuticals	155,423
7,200	Sony Corp.	Household Durables	300,707

See Notes to Financial Statements.

6 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Portfolio of Investments (continued)	December 31, 2002

SHARES	SECURITY	INDUSTRY	VALUE

Japan — (continued)
38,000	Sumitomo Chemical Corp.	Chemicals	$150,067
16,000	Sumitomo Electrical Industry	Electrical Equipment	103,604
11,000	Takeda Chemical Industry	Pharmaceuticals	459,414
16,200	Tohoku Electric Power Co.	Electric Utilities	238,307
23,100	Toyota Motor Corp.	Automobiles	620,487

			4,494,701

Netherlands — 5.7%
7,182	Fortis	Diversified Financials	125,479
4,844	Heineken NV	Beverages	188,972
13,545	ING Groep NV	Diversified Financials	229,263
4,787	Philips Electronics NV	Household Durables	83,836
6,740	Unilever NV	Food Products	413,845

			1,041,395

Singapore — 1.8%
11,000	Singapore Airlines	Airlines	64,682
119,791	Singapore Telecommunications	Diversified Telecommunication Services	85,632
26,359	United Overseas Bank Ltd.	Banks	179,308

			329,622

Spain — 4.4%
57,886	Banco Bilbao Vizcaya Argentaria, SA	Banks	553,630
27,617	Téléfonica SA*	Diversified Telecommunication Services	247,045

			800,675

Switzerland — 5.1%
3,595	Credit Suisse Group	Banks	77,977
2,433	Nestle SA	Food Products	515,414
9,195	Novartis AG	Pharmaceuticals	335,397

			928,788

United Kingdom — 29.7%
8,976	Amvescap	Diversified Financials	57,499
2,208	AstraZeneca	Pharmaceuticals	78,894
33,611	BHP Billiton	Metals & Mining	179,466
19,059	BOC Group Plc.	Chemicals	272,398
75,449	BP Amoco Plc.	Oil & Gas	518,528
165,554	Centrica	Gas Utilities	455,645
34,655	Diageo Plc.	Beverages	376,496
31,767	Hanson	Construction Materials	141,116
38,960	HSBC Holdings	Banks	430,477
71,494	Lloyds TSB Group	Banks	513,210
27,808	Pearson Group	Media	257,129
17,414	P&O Princess Cruise	Hotels Restaurants & Leisure	120,800
12,097	Reed Elsevier Plc.	Media	103,581
55,772	Rentokil Initial	Commercial Services & Supplies	197,483
22,242	Shire Pharma Group*	Pharmaceuticals	142,299
14,815	Smiths Group	Industrial Conglomerates	165,840
139,985	Tesco	Food & Drug Retailing	437,093
422,328	Vodafone	Wireless Telecommunication Services	769,802
27,009	Wolseley Plc.	Trading Companies & Distributors	226,701

			5,444,457

	TOTAL INVESTMENTS
	(Identified Cost — $20,727,682)		$18,298,332

* Non-income producing

See Notes to Financial Statements.

7 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Statement of Assets and Liabilities	December 31, 2002

ASSETS:
Investments at value (Note 1A) (Identified Cost, $20,727,682)	$18,298,332
Foreign currency, at value (Cost, $4,207)	2,044
Cash	132,328
Receivable for investments sold	23,787
Receivable for shares of beneficial interest sold	15,894
Dividends receivable	15,796
Other receivable	46,356
Receivable from the manager	37,685

Total Assets	18,572,222

LIABILITIES:
Payable for shares of beneficial interest repurchased	3,855
Distribution/Service fees payable (Note 3)	5,097
Accrued expenses and other liabilities	110,974

Total Liabilities	119,926

Net Assets	$18,452,296

NET ASSETS CONSIST OF:
Paid-in capital	28,284,277
Accumulated net realized loss	(7,450,516)
Unrealized depreciation	(2,423,988)
Undistributed net investment income	42,523

Total Net Assets	$18,452,296

Computation of
Class A Shares:
Net Asset Value per share ($16,468,798/2,229,235 shares outstanding)	$7.39
Offering Price per share ($7.39 ÷ 0.95)	$7.78	*

Class B Shares:
Net Asset Value per share and offering price ($836,280/116,870 shares outstanding)	$7.16	**

Class L Shares:
Net Asset Value per share ($1,147,218/153,532 shares outstanding)	$7.47
Offering Price per share ($7.47 ÷ 0.99)	$7.55	**

*	Based upon single purchases of less than $25,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See Notes to Financial Statements.

8 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2002
INVESTMENT INCOME (NOTE 1D):
Dividend and Interest Income	$474,172
Foreign Taxes Withheld	(65,149)

Total Investment Income	409,023

EXPENSES:
Management fees (Note 2)	169,311
Distribution/Service fees Class A (Note 3)	45,887
Distribution/Service fees Class B (Note 3)	5,915
Distribution/Service fees Class L (Note 3)	9,727
Shareholder reports	85,930
Custody and fund accounting fees	85,858
Audit fees	84,496
Blue sky fees	45,000
Legal fees	44,701
Transfer agent fees	16,609
Trustees fees	800
Other	3,155

Total Expenses	597,389
Less: aggregate amount waived by the Manager (Note 2)	(121,745)
Less: expenses assumed by the Manager (Note 9)	(116,785)

Net Expenses	358,859

Net Investment Income	50,164

NET REALIZED AND UNREALIZED LOSS
Net realized loss from investments	(2,918,788)
Change in unrealized depreciation	(144,429)

Net Realized and Unrealized Loss from Investments	(3,063,217)

Net Decrease in Net Assets from Operations	$(3,013,053)

See Notes to Financial Statements.

9 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Statement of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Increase (Decrease) in Net Assets from:
OPERATIONS:
Net investment gain (loss)	$50,164	$(35,827)
Net realized loss	(2,918,788)	(5,484,896)
Change in unrealized depreciation	(144,429)	(391,862)

Net Decrease in Net Assets From Operations	(3,013,053)	(5,912,585)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net income Class A	—	(33,954)
Net realized gain Class A	—	(50,398)
Net income Class B	—	(629)
Net realized gain Class B	—	(870)
Net income Class L	—	(1,300)
Net realized gain Class L	—	(901)

Decrease in Net Assets From Distributions to Shareholders	—	(88,052)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 8):
Class A
Net proceeds from sale of shares	1,348,839	1,523,730
Net asset value of shares issued to shareholders from reinvestment of distributions	—	57,704
Cost of shares repurchased	(1,903,970)	(3,350,946)

Total Class A	(555,131)	(1,769,512)

Class B
Net proceeds from sale of shares	686,361	289,987
Net asset value of shares issued to shareholders from reinvestment of distributions	—	1,296
Cost of shares repurchased	(96,963)	(275,256)

Total Class B	589,398	16,027

Class L
Net proceeds from sale of shares	789,936	731,836
Net asset value of shares issued to shareholders from reinvestment of distributions	—	2,169
Cost of shares repurchased	(172,720)	(70,482)

Total Class L	617,216	663,523

Net Increase (Decrease) in Net Assets From
Transactions in Shares of Beneficial Interest	651,483	(1,089,962)

Net Decrease in Net Assets	(2,361,570)	(7,090,599)

NET ASSETS:
Beginning of period	20,813,866	27,904,465

End of period†	$18,452,296	$20,813,866

† Includes accumulated net investment income of:	$42,523	—

See Notes to Financial Statements.

10 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Financial Highlights

	Year Ended December 31,

Class A Shares	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	8.57	10.91	15.92	12.60	$11.42

Income From Operations:
Net investment income (loss)	0.023 †	(0.013)	(0.093)	(0.077)†	(0.009)†
Net realized and unrealized gain (loss)	(1.203)	(2.291)	(3.858)	4.452	1.996

Total From Operations	(1.180)	(2.304)	(3.951)	4.375	1.987

Less Distributions From:
Net investment income	—	(0.015)	—	—	(0.008)
In excess of net investment income	—	—	—	—	(0.001)
Net realized gain	—	(0.021)	(1.059)	(1.055)	(0.798)

Total Distributions	—	(0.036)	(1.059)	(1.055)	(0.807)

Net Asset Value, End of Period	$7.39	$8.57	$10.91	$15.92	$12.60

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$16,469	$19,767	$27,365	$25,058	$21,132
Ratio of expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	0.31%	(0.13)%	(0.91)%	(0.49)%	(0.17)%
Portfolio turnover	88%	96%	—	—	—

Total Return	(13.77)%	(21.13)%	(24.82)%	35.66%	17.62%

Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share	$(0.066)†	(0.113)	(0.109)	$(0.210)†	$(0.011)†
Ratios:
Expenses to average net assets	2.95%	2.76%	1.91%	1.90%	1.80%
Net investment loss to average net assets	(0.89)%	(1.14)%	(1.07)%	(0.64)%	(0.22)%

† The per share amounts were computed using a monthly average number of shares outstanding during the year.

See Notes to Financial Statements.

11 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Financial Highlights (continued)

				January 4, 1999
	Year Ended December 31,			(Commencement
				of Operations) to
Class B Shares	2002	2001	2000	December 31, 1999

Net Asset Value, Beginning of Period	$8.36	$10.73	$15.81	$12.87

Income From Operations:
Net investment loss	(0.035)†	(0.076)	(0.174)	(0.095)
Net realized and unrealized gain (loss)	(1.165)	(2.258)	(3.847)	4.090

Total From Operations	(1.200)	(2.334)	(4.021)	3.995

Less Distributions From:
Net investment income	—	(0.015)	—	—
Net realized gain	—	(0.021)	(1.059)	(1.055)

Total Distributions	—	(0.036)	(1.059)	(1.055)

Net Asset Value, end of Period	$7.16	$8.36	$10.73	$15.81

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$836	$348	$434	$323
Ratio of expenses to average net assets	2.50%	2.50%	2.50%	2.50%*
Ratio of net investment loss to average net assets	(0.50)%	(0.85)%	(1.60)%	(1.24)%*
Portfolio turnover	88%	96%	—	—

Total Return	(14.35)%	(21.76)%	(25.44)%	31.95%**

Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share	$(0.119)†	(0.169)	(0.192)	(0.108)
Ratios:
Expenses to average net assets	3.70%	3.51%	2.66%	2.70	%*
Net investment loss to average net assets	(1.70)%	(1.86)%	(1.76)%	(1.44	)%*

†	The per share amounts were computed using a monthly average number of shares outstanding during the year
*	Annualized
**	Not Annualized

See Notes to Financial Statements.

12 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Financial Highlights (continued)

			September 22, 2000
	Year Ended December 31,		(Commencement
			of Operations) to
Class L Shares	2002	2001	December 31, 2000

Net Asset Value, Beginning of Period	$8.72	$11.17	13.20

Income From Operations:
Net investment income (loss)	(0.024)†	(0.333)	(0.0140)
Net realized and unrealized loss	(1.226)	(2.080)	(1.147)

Total From Operations	(1.250)	(2.413)	(1.161)

Less Distributions From:
Net investment income	—	(0.016)	—
Net realized gain	—	(0.021)	(0.869)

Total Distributions	—	(0.037)	(0.869)

Net Asset Value, end of Period	$7.47	$8.72	11.17

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$1,147	$699	105
Ratio of expenses to average net assets	2.35%	2.35%	2.35%*
Ratio of net investment loss to average net assets	(0.32)%	(0.77)%	(1.84)%*
Portfolio turnover	88%	96%	—

Total Return	(14.33)%	(21.61)%	(8.50) %**

Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share	$(0.113)†	$(0.380)	$(0.019)
Ratios:
Expenses to average net assets	3.55%	3.35%	3.00	%*
Net investment loss to average net assets	(1.52)%	(1.77)%	(2.49	)%*

†	The per share amounts were computed using a monthly average number of shares outstanding during the year.
*	Annualized.
**	Not Annualize

See Notes to Financial Statements.

13 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney International Large Cap Fund (the “Fund”) is a separate diversified series of Smith Barney Trust II (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Prior to November 1, 2001, the Fund sought to achieve its investment objectives by investing substantially all of its assets in International Equity Portfolio (the “Portfolio”). On October 29, 2001, the Board of Trustees approved a change in the investment structure of the Fund. Effective November 1, 2001, the Fund withdrew its investment in the Portfolio through an in-kind redemption equal to the Fund’s proportionate share of the Portfolio’s net assets. Subsequent to the redemption in-kind from the Portfolio, the Fund ceased utilizing a hub and spoke investment structure and began investing directly in investment securities. Prior to May 13, 2002, the investment manager of the Fund was Citi Fund Management Inc. Effective May 13, 2002, the investment manager became Smith Barney Fund Management LLC (the “Manager”). Effective January 21, 2003, the Manager delegated the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd., as subadviser (the “Subadviser”). The Manager continues to oversee the Fund’s operations. Subject to the oversight of the Manager, the Subadviser selects the Fund’s investments.The Subadviser’s compensation is payable by the manager. Salomon Smith Barney Inc. (“SSB”), serves as the Fund’s distributor (the “Distributor”), and continues to sell Fund shares to the public as a member of the selling group. Citi Fund Management Inc., Smith Barney Fund Management LLC and Salomon Smith Barney Inc. are subsidiaries of Citigroup.

Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent and PFPC Global Fund Services (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder record keeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Fund paid transfer agent fees of $16,609 to CTB.

The Fund offers Class A, Class B and Class L shares. Class A shares have a front-end, or initial, sales charge. This sales charge may be reduced or eliminated in certain circumstances. Class B shares have no front-end sales charge, pay a higher ongoing distribution fee than Class A, and are subject to a deferred sales charge if sold within six years of purchase. Class B shares automatically convert into Class A shares after eight years. Class L shares have a front-end, or initial, sales charge and are subject to a deferred sales charge if sold within one year of purchase. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund if the Fund were to liquidate. Class A shares have lower expenses than Class B shares. For the year ended December 31, 2002, management has informed the Fund that the Distributor received $3,000 and $5,000 from sales of Class A and Class L shares, respectively, and $1,000 and $0 in deferred sales charges from redemptions of Class B and Class L shares, respectively.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. Investment Security Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices.Securities listed on a foreign exchange are valued at the last quoted sale price available. Short-term obligations maturing in sixty days or less are

14 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Notes to Financial Statements (continued)

valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions.The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.Translation of foreign currency includes net exchange gains and losses resulting from the disposition of foreign currency and the difference between the amount of investment income, expenses and foreign withholding taxes recorded and the actual amount received or paid.

C. Forward Foreign Currency Exchange Contracts The Fund may enter into forward foreign currency exchange contracts (“contracts”) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. Accounting for Investments Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.Interest income is accrued daily.

E. Federal Taxes The Fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions.Accordingly, no provision for federal income or excise tax is necessary.

F. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses was charged against and reduced the amount of the Fund’s investment in the Portfolio.

G. Distributions Distributions to shareholders are recorded on ex-dividend date.The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting prin-ciples.These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund’s capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 2002, the Fund reclassified $2,360,911 from paid in capital, $12,103 from undistributed net investment income and $2,373,014 to accumulated realized loss.

15 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Notes to Financial Statements (continued)

2. Management Fees

The Manager is responsible for overall management of the Fund’s business affairs, and has a Management Agreement with the Fund. The Manager or an affiliate also provides certain administrative services to the Fund.These administrative services include providing general office facilities and supervising the overall administration of the Fund.

The management fees paid to the Manager are accrued daily and payable monthly.The management fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets.The management fee amounted to $169,311 of which $121,745 was voluntarily waived for the year ended December 31, 2002.

Effective January 21, 2003, the Manager delegated the daily management of the investments of the Fund to its affiliate, the Subadviser, pursuant to a Subadvisory Agreement entered into between the Manager and the Subadviser. The Subadviser’s compensation is payable by the Manager. It is the responsibility of the Subadviser to make the day-to-day investment decisions for the Fund, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of the Manager. The Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Fund and effecting securities transactions for the Fund.

The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain officers and a Trustee of the Fund are employed by the Manager or its affiliates.

3. Distribution/Service Fees

The Fund maintains separate Service Plans for Class A, Class B and Class L shares, which have been adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Class A Service Plan, the Fund paid monthly fees at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares of the Fund.The Service fees for Class A shares amounted to $45,887 for the year ended December 31, 2002. Under the Class B and Class L Service Plan, the Fund may pay a combined monthly distribution and service fees at an annual rate not to exceed 1.00% of the average daily net assets represented by Class B and L shares of the Fund.The Service fees for Class B and L amounted to $5,915 and $9,727, respectively, for the year ended December 31, 2002.

These fees may be used to make payments to the Distributor for distribution services and to others as compensation for the sale of shares of the applicable class of the Fund, for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders.The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

4. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $17,462,676 and $17,206,809, respectively, for the year ended December 31, 2002.

5. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2002, as computed on a federal income tax basis, are as follows:

Aggregate cost	$20,284,061

Gross unrealized appreciation	426,208
Gross unrealized depreciation	(2,411,937)

Net unrealized depreciation	$(1,985,729)

6. Income Tax Information and Distributions to Shareholders

At December 31, 2002 the tax basis components of distributable earnings were:

Undistributed Ordinary Income	$46,341

Accumulated Capital Losses	$(7,561,527)

Unrealized Depreciation	$(1,980,365)

16 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Notes to Financial Statements (continued)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the Fund’s in-kind redemption received in exchange for the Fund’s investment in the Portfolio.

7. Financial Instruments

The Fund may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at December 31, 2002.

8. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,

	2002	2001

Class A
Shares sold	163,688	158,102
Shares issued to shareholders from reinvestment of distributions	—	6,448
Shares repurchased	(241,913)	(366,487)

Class A net decrease	(78,225)	(201,937)

Class B*
Shares sold	87,869	32,395
Shares issued to shareholders from reinvestment of distributions	—	151
Shares repurchased	(12,643)	(31,365)

Class B net increase	75,226	1,181

Class L**
Shares sold	95,828	78,259
Shares issued to shareholders from reinvestment of distributions	—	246
Shares repurchased	(22,452)	(7,782)

Class L net increase	73,376	70,723

*	January 4, 1999 (Commencement of Operations)
**	September 22, 2000 (Commencement of Operations)

17 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Notes to Financial Statements (continued)

9. Assumption of Expenses

The Manager has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2002, which amounted to $116,785 to maintain a voluntary expense limitation of 1.75%, 2.50 % and 2.35 % of average daily net assets for Class A, Class B and Class L shares, respectively.This voluntary expense limitation may be discontinued at any time.

10. Capital Loss Carryforward

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes, had a loss carryover of $7,561,527 of which $6,043,136 will expire on December 31, 2009 and $1,518,391 will expire on December 31, 2010. In addition the Fund had $333,554 of capital losses realized after October 31, 2002 which were deferred for Federal tax purposes to the first day of the following fiscal year.

11. Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003).Trustees may retire under the Plan before attaining the mandatory retirement age.Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement.Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

18 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Report of Independent Accountants

To the Trustees and the Shareholders of Smith Barney Trust II:
Smith Barney International Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney International Large Cap Fund (the “Fund”, a series of Smith Barney Trust II) at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2003

19 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Additional Information (unaudited)

Information about Trustees and Officers The business and affairs of the Smith Barney International Large Cap Fund (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb at 1-800-451-2010.

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

NON-INTERESTED
TRUSTEES:

Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	35	Board Member,
c/o R. Jay Gerken			Officer, Landmark City (real		American Identity Corp.
Citigroup Asset Management			estate development) (since		(doing business as
399 Park Avenue			2002); Executive Vice President		Morpheus Technologies)
New York, NY 10022			and Chief Operations Officer,		(biometric information
Age 59			DigiGym Systems (on-line		management) (since
			personal training systems)		2001; consultant since
			(since 2001); Chief Executive		1999); Director, Lapoint
			Officer, Rocket City Enterprises		Industries (industrial
			(internet service company)		filter company) (since
			(since 2000); President, Catalyst		2002); Director,
			(consulting) (since 1984).		Alzheimer’s Association
(New England Chapter)
(since 1998).

Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	30	Director, American
c/o R. Jay Gerken			(engineering) (since 1999);		Electric Power (Electric
Citigroup Asset Management			former Chief Executive Officer,		Utility) (since 1999);
399 Park Avenue			Radian International L.L.C.		Director,Valero Energy
New York, NY 10022			(engineering) (from 1996 to		(petroleum refining)
Age 65			1998), Member of Management		(since 1999); Director,
			Committee, Signature Science		National Instruments
			(research and development)		Corp. (technology)
			(since 2000).		(since 1994).

A. Benton Cocanougher	Trustee	Since 2001	Dean Emeritus and Wiley	30	Former Director,
c/o R. Jay Gerken			Professor,Texas A&M University		Randall’s Food Markets,
Citigroup Asset Management			(since 2001); former Dean and		Inc. (from 1990 to
399 Park Avenue			Professor of Marketing, College		1999); former Director,
New York, NY 10022			and Graduate School of Business		First American Bank
Age 64			of Texas A & M University (from		and First American
			1987 to 2001).		Savings Bank (from
1994 to 1999).

20 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Mark T. Finn	Trustee	Since 2001	Adjunct Professor,William &	35	Former President and
c/o R. Jay Gerken			Mary College (since September		Director, Delta
Citigroup Asset Management			2002); Principal/Member, Belvan		Financial, Inc.
399 Park Avenue			Partners/Balfour Vantage –		(investment advisory
New York, NY 10022			Manager and General Partner to		firm) (from 1983 to
Age 59			the Vantage Hedge Fund, LP		1999).
(since March 2002); Chairman
and Owner,Vantage Consulting
Group, Inc. (investment advisory
and consulting firm) (since 1988);
former Vice Chairman and
Chief Operating Officer,
Lindner Asset Management
Company (mutual fund
company) (from March 1999
to 2001); former General
Partner and Shareholder,
Greenwich Ventures, LLC
(investment partnership)
(from 1996 to 2001); former
President, Secretary, and
Owner, Phoenix Trading Co.
(commodity trading advisory
firm) (from 1997 to 2000).

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment	30	Director, United Telesis,
c/o R. Jay Gerken			Advisory Partners (consulting)		Inc. (telecommuni-
Citigroup Asset Management			(since January 2000); Managing		cations) (since 1997);
399 Park Avenue			Director, Fountainhead Ventures,		Director, eBank.com,
New York, NY 10022			LLC (consulting) (from 1998 to		Inc. (since 1997);
Age 54			2002); Secretary, Carint N.A.		Director, Andersen
			(manufacturing) (since 1988);		Calhoun, Inc. (assisted
			former Treasurer, Hank Aaron		living) (since 1987);
			Enterprises (fast food franchise)		former Director,
			(from 1985 to 2001); Chairman,		Charter Bank, Inc.
			Gross, Collins & Cress, P.C.		(from 1987 to 1997);
			(accounting firm) (since 1979);		former Director,
			Treasurer, Coventry Limited, Inc.		Yu Save, Inc. (internet
			(since 1985).		company) (from 1998
to 2000); former
Director, Hotpalm, Inc.
(wireless applications)
(from 1998 to 2000);
former Director, Ikon
Ventures, Inc. (from
1997 to 1998).

Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	35	Former Trustee,The
c/o R. Jay Gerken			(since 1993).		Highland Family of
Citigroup Asset Management					Funds (investment
399 Park Avenue					company) (from March
New York, NY 10022					1997 to March 1998).
Age 62

21 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic	35	Director, Eclipse Funds
c/o R. Jay Gerken			Management Advisors, LLC		(currently supervises 17
Citigroup Asset Management			Global Research Associates, Inc.		investment companies
399 Park Avenue			(investment consulting)		in fund complex) (since
New York, NY 10022			(since 1990).		1990).
Age 51

Alan G. Merten	Trustee	Since 2001	President, George Mason	30	Director, Comshare,
c/o R. Jay Gerken			University (since 1996).		Inc. (information
Citigroup Asset Management					technology)
399 Park Avenue					(since 1985); former
New York, NY 10022					Director, Indus
Age 61					(information
technology) (from
1995 to 1999).

C. Oscar Morong, Jr.	Trustee	Since 1991	Managing Director, Morong	35	Former Director,
c/o R. Jay Gerken			Capital Management		Indonesia Fund
Citigroup Asset Management			(since 1993).		(closed-end fund)
399 Park Avenue					(from 1990 to 1999);
New York, NY 10022					Trustee, Morgan
Age 67					Stanley Institutional
Fund (currently
supervises 75 invest-
ment companies) (since
1993).

R. Richardson Pettit	Trustee	Since 2001	Professor of Finance,	30	None
c/o R. Jay Gerken			University of Houston
Citigroup Asset Management			(1977–2002);
399 Park Avenue			Independent Consultant
New York, NY 10022			(since 1984).
Age 60

Walter E. Robb, III	Trustee	Since 2001	President, Benchmark	35	Director, John Boyle &
c/o R. Jay Gerken			Consulting Group, Inc. (service		Co., Inc. (textiles)
Citigroup Asset Management			company) (since 1991); Sole		(since 1999); Director,
399 Park Avenue			Proprietor, Robb Associates		Harbor Sweets, Inc.
New York, NY 10022			(financial consulting) (since 1978);		(candy) (since 1990);
Age 76			Co-owner, Kedron Design (gifts)		Director,W.A.Wilde
			(since 1978); former President		Co. (direct media
			and Treasurer, Benchmark		marketing) (since 1982);
			Advisors, Inc. (corporate financial		Director, Alpha Grainger
			consulting) (from 1989		Manufacturing, Inc.
			to 2000).		(electronics) (since
1983); former Trustee,
MFS Family of Funds
(investment company)
(from 1985 to 2001);
Harvard Club of
Boston (Audit Com-
mittee) (since 2001).

22 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

INTERESTED
TRUSTEE:

R. Jay Gerken*	Chairman,	Since 2002	President since 2002; Managing	Chairman	N/A
Citigroup Asset Management	President		Director, SSB (since 1996).	of the
399 Park Avenue	and Chief			Board,
New York, NY 10022	Executive			Trustee or
Age 51	Officer			Director
of 227
OFFICERS:

Lewis E. Daidone	Senior Vice	Since 2000	Managing Director, SSB	N/A	N/A
125 Broad Street	President		(since 1990); Chief Financial
New York, NY 10004	and Chief		Officer, Smith Barney Mutual
Age 45	Adminis-		Funds; Director and Senior Vice
	trative		President, Smith Barney Fund
	Officer		Management LLC and
Travelers Investment Adviser.

Frances M. Guggino	Controller	Since 2002	Vice President, Citigroup	N/A	N/A
125 Broad Street			Asset Management
New York, NY 10004			(since 1991).
Age 45

Robert I. Frenkel	Secretary	Since 2000	Managing Director and	N/A	N/A
SSB			General Counsel, Global
300 First Stamford Place			Mutual Funds for Citigroup
Stamford, CT 06902			Asset Management (since 1994)
Age 48

*	Mr. Gerken is an “interested person” of the fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of Smith Barney Fund Management LLC and certain of its affiliates.

23 Smith Barney International Large Cap Fund | 2002 Annual Report to Shareholders

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SMITH BARNEY
INTERNATIONAL LARGE CAP FUND

TRUSTEES & OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, Chairman *
Stephan Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
C. Oscar Morong, Jr
R. Richardson Petit
Walter E. Robb, III

PRESIDENT AND CHIEF
EXECUTIVE OFFICER
R. Jay Gerken*

SECRETARY
Robert I. Frenkel*

SENIOR VICE PRESIDENT
AND CHIEF
ADMINISTRATIVE OFFICER
Lewis E. Daidone*

CONTROLLER
Frances M. Guggino

*Affiliated Person of Investment Manager

INVESTMENT MANAGER
Smith Barney Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank & Trust Company

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

Smith Barney International Large Cap Fund

This report is submitted for general information of the shareholders of Smith Barney International Large Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INTERNATIONAL LARGE CAP FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, NY 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02696 2/03 03-4465